UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-22022

           Advent/Claymore Global Convertible Securities & Income Fund
(Exact name of registrant as specified in charter)

       1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Address of principal executive offices) (Zip code)

Robert White, Treasurer
       1271 Avenue of the Americas, 45th Floor, New York, NY 10020
(Name and address of agent for service)

Registrant's telephone number, including area code:   (212) 482-1600

Date of fiscal year end:  October 31

Date of reporting period: November 1, 2010 - October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.    Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report
October 31, 2011

Advent/Claymore Global Convertible Securities & Income Fund

AGC

ADVENT
CAPITAL MANAGEMENT

GUGGENHEIM

www.guggenheimfunds.com/agc

... your bridge to the LATEST,

most up-to-date INFORMATION about the

Advent/Claymore Global Convertible Securities & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/agc, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions, and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Advent Capital Management and Guggenheim Funds are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund (unaudited)

Tracy V. Maitland
President and Chief Executive Officer

Dear Shareholder |

We thank you for your investment in the Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended October 31, 2011.

Advent Capital Management, LLC serves as the Fund’s Investment Manager. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business—long-only strategies, hedge funds and closed-end funds. As of September 30, 2011, Advent managed approximately $6 billion in assets.

Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 50% of its managed assets in convertible securities, which are often lower grade securities, and the Fund may invest up to 40% of its managed assets in non-convertible income-producing securities. In October 2011, the Fund’s Board of Trustees approved a change to eliminate the previous guideline that the Fund invest at least 50% of its managed assets in foreign securities. Further, the Board of Trustees approved a change to eliminate a guideline that the Fund invest in the securities of issuers located in at least three different countries. The Investment Manager believes that the Fund’s operating flexibility will be enhanced by these changes, which will take effect 60 days after written notice to shareholders. Additionally, the Fund will be changing its name to “Advent Claymore Convertible Securities and Income Fund II” when the new guidelines take effect. As of October 31, 2011, foreign securities (defined as securities of companies that are headquartered outside the U.S. or that derive the majority of their income outside the U.S.) represented 53.0% of long-term investments, and convertible securities represented 79.1% of total investments.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2011, the Fund generated a total return based on market price of -19.43% and a return of -12.43% based on NAV. As of October 31, 2011, the Fund’s market price of $6.87 represented a discount of 7.16% to NAV of $7.40. As of October 31, 2010, the Fund’s market price of $9.36 represented a premium of 1.19% to NAV of $9.25. The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

In each month from November 2010 through October 2011, the Fund paid a monthly distribution of $0.0664 per common share. The current monthly distribution represents an annualized distribution rate of 11.6% based upon the last closing market price of $6.87 as of October 31, 2011. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 37 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share.

Annual Report l October 31, 2011 l 3

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Dear Shareholder (unaudited) continued

The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides more information about the factors that impacted the Fund’s performance.

We thank you for your investment in the Fund, and we are honored that you have chosen the Advent/Claymore Global Convertible Securities & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/agc.

Sincerely,

Tracy V. Maitland

President and Chief Executive Officer of the Advent/Claymore Global Convertible Securities & Income Fund

November 30, 2011

4 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund (unaudited)

Questions & Answers|

Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Advent Capital Management, LLC (“Advent” or the “Investment Manager”), led by Tracy V. Maitland, Advent’s President and Chief Investment Officer. In the following interview, Mr. Maitland discusses the global convertible securities and high-yield markets and the performance of the Fund during the 12-month period ended October 31, 2011.

1. Please describe the Fund’s objective and management strategies.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers. Within this general investment policy, the Fund will follow, under normal market conditions, the following investment parameters:

• The Fund will invest at least 50% of its managed assets in convertible securities; and

• The Fund may invest up to 40% of its managed assets in non-convertible income-producing securities.

The portion of the Fund’s managed assets invested in convertible securities, non-convertible income-producing securities and foreign securities will vary from time to time consistent with the Fund’s investment objective, changes in equity prices and interest rates and other economic and market factors. The Fund may invest in securities of any credit quality, including securities that are of below investment grade quality. Investing in below investment grade securities may increase the level of risk in the portfolio, as these securities are issued by companies that are considered less financially strong than issuers of investment-grade securities. This risk is addressed through rigorous credit research. Each issuer’s financial statements are carefully scrutinized, and every effort is made to avoid securities of weaker companies.

In October 2011, the Fund’s Board of Trustees approved a change to eliminate the previous guideline that the Fund invest at least 50% of its managed assets in foreign securities. Further, the Board of Trustees approved a change to eliminate a guideline that the Fund invest in the securities of issuers located in at least three different countries. The Investment Manager believes that the Fund’s operating flexibility will be enhanced by these changes, which will take effect 60 days after written notice to shareholders. Additionally, the Fund will be changing its name to “Advent Claymore Convertible Securities and Income Fund II” on the new guidelines are in effect.

In furtherance of the Fund’s investment objective, the Fund may engage in an option strategy of writing (selling) covered call options on up to 25% of the securities held in the Fund’s portfolio in an effort to generate current gains from option premiums as a means to enhance distributions payable to the holders of common shares.

The Fund currently uses financial leverage through Auction Market Preferred Shares (“AMPSSM”). It may also use financial leverage through borrowing or the issuance of commercial paper or other forms of debt, through reverse repurchase agreements, dollar rolls or similar transactions or through a combination of the foregoing.

Although the use of financial leverage by the Fund may create an opportunity for increased returns for common shareholders, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, the common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used. There is no assurance that a financial leveraging strategy will be successful.

2. Please tell us about the economic and market environment over the last year.

Most U.S. market indices, both equity and fixed-income, posted positive returns for the 12-month period ended October 31, 2011. However, more than 100% of this return came in the first half of the period, as returns for most indices were sharply lower in the six-month period ended October 2011. International markets were generally weaker than the U.S. market, as there was considerable turmoil caused by concerns about sovereign debt in several European nations, which European authorities are attempting to address.

In the U.S., the fundamentals are generally healthier than recent trends in the equity market suggest. In late October, the Department of Commerce reported real growth in gross domestic product (GDP) at an annual rate of 2.5% for the third quarter of 2011, up from 1.3% in the second quarter of the year. The index of leading economic indicators published by the Conference Board suggests continued moderate expansion in economic activity in the months ahead, and that is consistent with the forecasts of most economists. Furthermore, a renewed recession seems unlikely because the excesses and imbalances that typically lead to recession – too much capital equipment, durable goods, labor, housing, inventories – are not present. Stocks of household durable goods and business equipment are low, suggesting that there may be pent-up demand. Although the real estate market remains weak, there has been progress in repairing some of the excesses of the boom.

Internationally, there are issues not only in Europe but also in other parts of the world. Central banks in many emerging market

Annual Report l October 31, 2011 l 5

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers (unaudited) continued

countries such as China, India, Brazil and Australia raised interest rates to combat inflation, but higher interest rates are slowing growth in these markets. In Europe, austerity plans and the rising Euro began to hurt exporters and slow growth.

For the 12-month period ended October 31, 2011, the S&P 500 Index (the “S&P), which is generally regarded as a good indicator of the return from larger-capitalization U.S. stocks, returned 8.09%. In the first half of the 12-month period, the S&P returned 16.36%; for the six-month period ended October 31, 2011, the return of the S&P was -7.11%. Return of the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, was -3.56% for the 12 months ended October 31, 2011.

Most bond investments delivered positive returns during the 12 months ended October 31, 2011. In late summer, rates on U.S. Treasury bonds plunged to nearly unprecedented levels, as investors sought safety. Return of the Barclays U.S. Aggregate Bond Index (the “Barclays Aggregate”), which measures return of the U.S. investment-grade and government bond market as a whole, was 4.98% for the 12 months ended October 31, 2011. Return of the Merrill Lynch High Yield Index, which measures performance of the U.S. high-yield bond market, was 4.81% for the same period. As expected, convertible securities provided returns that generally reflected a blend of equity and bond returns. Return of the Merrill Lynch All U.S. Convertibles Index was 4.81%, and return of the Merrill Lynch Global 300 Convertibles Index was -0.76% for the 12 months ended October 31, 2011.

3. How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended October 31, 2011, the Fund generated a total return based on market price of -19.43% and a return of -12.43% based on NAV. As of October 31, 2011, the Fund’s market price of $6.87 represented a discount of 7.16% to NAV of $7.40. As of October 31, 2010, the Fund’s market price of $9.36 represented a premium of 1.19% to NAV of $9.25.

The market price and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market price may be higher or lower than its NAV. The Investment Manager believes that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

4. How was the Fund’s portfolio allocated among asset classes, industry sectors and geographically during the 2011 fiscal year?

At the end of the prior fiscal year, October 31, 2010, convertible bonds represented 56.2% of total investments, and convertible preferred stocks represented 21.5%, so that the total investment in convertibles was 77.7% of the portfolio. High yield bonds represented 13.6%, equities 4.1%, and other investments 4.6%. The positioning at mid-year was similar, as modest changes were made in the portfolio on an opportunistic basis. As of October 31, 2011, the asset mix reflected actions taken by the Investment Manager in recent months to reduce the Fund’s risk profile. Convertible bonds represented 66.7% of total investments, and convertible preferred stocks represented 12.2%, so that the total exposure to convertibles was 78.9%. High yield bonds represented 14.5%, equities 3.3%, and other investments 3.3%.

During the fiscal year ended October 31, 2011, the Fund invested at least 50% of its assets in foreign securities, with foreign securities generally defined as securities of companies that are headquartered outside the U.S. or that derive the majority of their income outside the U.S. Foreign securities represented 51.3% at the beginning of the period; 50.7% as of April 30, 2011; and 53.0% as of October 31, 2011. The Investment Manager continues to believe that the U.S. convertible market generally offers more attractive opportunities than other world markets because U.S. convertibles typically offer superior upside/downside asymmetry, including a potentially more rewarding combination of higher yields and lower conversion premiums.

The Fund has been underweight in Japan for some time for fundamental reasons, as the Investment Manager believes that there are better long-term opportunities elsewhere. Moreover, Japanese convertibles tend to have low yields and little participation in appreciation of the underlying stocks, so total return potential is limited. This Fund typically has only 4% to 5% of its investments in Japan, compared with 10% to 15% for indices of global convertibles. This underweight proved advantageous in the first half of the year, as Japanese markets suffered severe dislocation in the wake of the earthquake while other markets were stronger. In the second half of the year, however, as global markets weakened, Japanese convertibles outperformed by holding up relatively well. Many of the Japanese convertible securities have limited equity market sensitivity because they trade very close to bond value and are far out-of-the-money. The Fund’s underexposure to Japan detracted from relative performance over the full 12-month period.

During the summer several cases of fraudulent activity were uncovered in certain public companies in non-Japan Asia, mainly China and also some in Hong Kong, and several of the companies involved had convertibles outstanding. Not only did those securities perform poorly, but the episodes of questionable accounting and questionable corporate governance tainted investments throughout the region. This Fund has typically had 11% to 12% invested in non-Japan Asia; this percentage has been reduced to 6.8% at the end of October 2011. Like many investors in the region, this Fund has moved away from the smaller cap and mid-cap issues that had previously seemed to be good sources of growth, focusing instead on larger companies with more reliable accounting and corporate governance.

6 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers (unaudited) continued

In this difficult market environment, the Investment Manger has taken several steps to reduce risk. First, as mentioned above, was to change the focus of the non-Japan Asia portion of the portfolio to emphasize larger capitalization companies and quasi-sovereign holdings, meaning those in which the government has a majority stake in the company. An example would be China Unicom Limited (position held through an investment in Billion Express Investments Ltd., 0.4% of long-term investments at period end), a leading telecommunications company in China, offering both fixed line and mobile service. This company has market capitalization of about $50 billion and is 70% owned by the Chinese government. It has been growing its subscriber base rapidly, benefitting from the introduction of 3G technology distribution rights in China for the Apple iPhone.

As global markets weakened, the Investment Manager systematically reduced equity exposure by reducing the allocation to convertible preferreds, which typically have a yield advantage over convertible bonds but have more volatility. Proceeds of sales of convertible preferreds were used to invest in high yield bonds and traditional convertible bonds, in an effort to maintain an acceptable level of income while reducing volatility at a time of questionable growth. Since many financial institutions issue preferred stocks, these changes also meant reduced exposure to the financial sector. Also, there was a reduction in the position in utilities, which included mandatory convertibles that tend to be more volatile. (A mandatory convertible is a type of convertible preferred that has a required conversion feature. On the contractual conversion date—usually three years after issuance—the holder must convert the mandatory convertible into the underlying common stock. These securities typically provide investors with higher yields to compensate for the mandatory conversion structure.)

Since inception, the Fund has been managed with a global approach, seeking out the best companies in industry groups that are considered attractive, with secondary consideration given to where they are based. With problems in both Asia and Europe hurting markets in those regions, the Investment Manager has deemed it advisable to redeploy some of the proceeds of sales of securities from these regions in the U.S. Also, as European markets continued to weaken in response to the sovereign debt crisis, it has been possible to identify some attractive opportunities with minimal exposure to the financial sector and with much of their business outside Europe. These include an investment in Groupe Danone SA, a French producer of branded dairy products, held through convertible bonds issued by Eurazeo, a French investment company (0.8% of long-term investments at period end); an position in Lukoil OAO, a Russian integrated oil and gas company through convertible bonds issued by Lukoil International Finance BV (2.2% of long-term investments at period end); and ArcelorMittal, a global steel producer based in Luxembourg (1.3% of long-term investments at period end). As a result of these investments, the Fund has a somewhat higher weight in Europe than in past periods.

5. What were the major securities holdings that affected the Fund’s performance?

In recent months, securities markets have been highly volatile, and correlations among various securities were unusually high, so that there was little opportunity to outperform through security selection. In this difficult period, the most advantageous strategy seemed to be to avoid the individual securities that performed especially poorly, especially cyclical issues with strong sensitivity to economic conditions.

Among the top performers were China Unicom (position held through an investment in Billion Express Investments Ltd., 0.4% of long-term investments at period end) and Sawai Pharmaceutical, a Japanese generic pharmaceutical company (0.9% of long-term investments at period end). Also positive was a position in AMERIGROUP Corp. (0.7% of long-term investments at period end), a U.S.-based multi-state managed health care company that is one of the few providers of managed care programs to Medicaid participants. The Company benefited as more states sought to outsource Medicaid administration to reduce costs. Another positive was Alcatel-Lucent (2.3% of long-term investments at period end), a French-based multinational provider of communications equipment that finally began to benefit from years of restructuring following the 2006 merger of Alcatel and Lucent. Other positives were Shire PLC (1.0% of long-term investments at period end), a U.K, pharmaceutical company, and SeaDrill Limited, a Norwegian offshore drilling company (not held in the portfolio at period end).

Many of the losers were cyclical companies with considerable leverage that were selected for their potential in a recovering economy, but suffered because of a lack of a recovery. A notable example is CEMEX, S.A.B. de C.V. (not held in the portfolio at period end), a Mexican cement company that does business in more than 50 countries worldwide. This company is poised to benefit from a recovering housing market, but has suffered from ongoing widespread weakness in construction.

Financial companies were generally weak during this period; the Fund typically has significant exposure to the financial sector because these companies are big issuers of convertible securities, notably higher-yielding convertible preferred securities. Currently, some of the common stocks appear to offer compelling value, with market prices below book value at a time when credit quality is improving. A holding that performed poorly was a mandatory convertible preferred of Synovus Financial Corp. (not held in the portfolio at period end), a regional bank in the Southeast. The market had expected this bank to make more progress with its nonperforming loans than it did. Besides its inherent attractiveness, this company was considered to be an acquisition candidate, but consolidation in the banking industry has slowed as legacy problems in housing and other sectors have persisted.

Annual Report l October 31, 2011 l 7

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers (unaudited) continued

As discussed above, securities of companies in cyclical industries tended to perform poorly. A holding that hurt the Fund’s performance was Klöckner & Co SE (not held in the portfolio at period end), a German steel distributor that does business mainly in Europe and the U.S. When steel prices dropped late in the period, that began to hurt Klöckner’s revenues and margins. In addition, the rising Euro hurt the export business, as Klöckner became less competitive with other distributors outside of the Euro zone.

6. How has the Fund’s leverage strategy affected performance?

The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund currently implements its leverage strategy through AMPSSM. The Fund’s leverage outstanding as of October 31, 2011, was $170 million, approximately 42% of the Fund’s total managed assets. Since the Fund experienced negative NAV return over this period, leverage detracted from performance.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

7. Please discuss the Fund’s distributions over the last year.

In each month from November 2010 through October 2011, the Fund paid a monthly distribution of $0.0664 per common share. The current monthly distribution represents an annualized distribution rate of 11.6% based upon the last closing market price of $6.87 as of October 31, 2011. There is no guarantee of any future distributions or that the current returns and distribution rate will be maintained.

8. What is the current outlook for the markets and the Fund?

Advent continues to see opportunities in convertible securities and high-yield bonds. Each of these markets weakened in the latter half of the Fund’s fiscal year, yet the fundamental trends of U.S. corporations appear favorable. There are numerous opportunities to participate in improving situations with some downside protection from the income these securities provide. In the last few months, movements of securities have been highly correlated in a volatile market. The Investment Manager believes there are some excellent values among dominant global companies with geographically diversified businesses that are not highly cyclical. Also, the recent repositioning of the Fund’s portfolio with a lower risk profile and less equity exposure, while taking advantage of opportunities to initiate or increase investments in securities that appear attractive because they have weakened in line with broad market trends—and that offer favorable asymmetry that is considered appropriate in a difficult market environment.

A distinguishing feature of this Fund is its emphasis on convertible securities. While there are many funds that are designated as convertible funds, most competing funds place far more emphasis on high yield bonds. Advent believes that this Fund offers the dual advantages of yield from convertible securities and equity participation. As world equity markets rise, the equity sensitivity of a portfolio of convertible securities increases. When the equity markets are weak, convertibles’ declining sensitivity and interest income mitigate the downside risk. When the equity market rises and credit spreads narrow simultaneously, as they did in the first half of the October 2011 fiscal year, convertible securities benefit from both trends.

Advent believes that, over the long term, careful security selection and asset allocation will help the Fund’s performance by providing favorable returns in rising markets and a level of income that can help provide downside protection against weak markets.

Index Definitions

Indices are unmanaged and it is not possible to invest directly in any index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The Merrill Lynch All U.S. Convertibles Index is comprised of approximately 500 issues of convertible bonds and preferred stock of all qualities.

The Merrill Lynch Global 300 Convertibles Index measures performance of the global market for convertible securities.

Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Merrill Lynch Global High Yield Index measures performance of the global market for high-yield bonds.

AGC Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers only through the report period as stated on the cover. These views are subject to change at any time, based on

8 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Questions & Answers (unaudited) continued

market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

Convertible Securities. The Fund is not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Interest Rate Risk. Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Fund’s portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in convertible and non-convertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risks. Investing in lower grade securities (commonly known as “junk bonds”) involves additional risks, including credit risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status.

Preferred Securities Risks. There are special risks associated with investing in preferred securities, including risks related to deferral, noncumulative dividends, subordination, liquidity, limited voting rights and special redemption rights.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to (1) news and events unique to a country or region (2) smaller market size, resulting in lack of liquidity and price volatility (3) certain national policies which may restrict the Fund’s investment opportunities (4) less uniformity in accounting and reporting requirements (5) unreliable securities valuation and (6) custody risk.

Smaller Company Risk. The general risks associated with corporate income-producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Risk Associated with the Fund’s Covered Call Option Writing Strategy. The ability of the Fund to achieve its investment objective of providing total return through a combination of current income and capital appreciation is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

Illiquid Investments. The Fund may invest without limit in illiquid securities. The Fund may also invest without limit in Rule 144A Securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the Investment Manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities.

Auction Market Preferred Shares (AMPS) Risk. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS are not listed on an exchange. You may buy or sell AMPS only through an order placed at an auction with or through a broker- dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

In addition to the risks described above, the Fund is also subject to: Foreign Currency Risk, Derivatives Risk, Equity Securities Risk, Counterparty Risk, Liquidity Risk, REIT, Dividend Capture Trading Risk, Reinvestment Risk, Management Risk, Market Disruption Risk, and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/agc for a more detailed discussion about Fund risks and considerations.

Annual Report l October 31, 2011 l 9

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Fund Summary | As of October 31, 2011 (unaudited)

Fund Statistics
Share Price		$6.87
Common Share Net Asset Value		$7.40
Premium/Discount to NAV		-7.16%
Net Assets ($000)		$238,685

Total Returns
(Inception 5/29/07)	Market	NAV
One Year	-19.43%	-12.43%
Three Year - average annual	16.40%	13.53%
Since Inception -average annual	-12.41%	-10.80%

		% of Long-Term
Top Ten Industries		Investments
Telecommunications		8.1%
Banks		7.4%
Oil & Gas		7.1%
Diversified Financial Services		6.6%
Computers		5.3%
Pharmaceuticals		4.6%
Oil & Gas Services		3.6%
Mining		3.6%
Real Estate Investment Trusts		3.5%
Insurance		3.2%

		% of Long-Term
Top Ten Issuers		Investments
Alcatel-Lucent (France)		2.3%
Lukoil International Finance BV (Russia)		2.2%
Cable & Wireless Worldwide PLC (United Kingdom)		2.2%
Wells Fargo & Co., Series L		2.0%
Hologic, Inc.		1.9%
Iconix Brand Group, Inc.		1.9%
TUI Travel PLC (United Kingdom)		1.6%
Hengdeli Holdings Ltd. (Cayman Islands)		1.6%
General Cable Corp.		1.5%
Gilead Sciences, Inc.		1.4%
Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheimfunds.com/agc. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund
Portfolio of InvestmentslOctober 31, 2011
Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Long-Term Investments - 165.2%
	Convertible Bonds - 113.7%
	Advertising - 2.1%
GBP 2,800,000	Aegis Group Capital Jersey Ltd. (United Kingdom)	NR	2.50%	04/20/2015	N/A	$5,100,236
	Aerospace & Defense - 2.1%
3,000,000	AAR Corp.	BB–	1.75%	02/01/2026	02/06/13 @ 100	3,067,500
2,000,000	L-3 Communications Holdings, Inc.	BB+	3.00%	08/01/2035	N/A	1,937,500
						5,005,000
	Agriculture - 0.9%
HKD 16,600,000	Glory River Holdings Ltd. (Hong Kong)	NR	1.00%	07/29/2015	N/A	2,076,336
	Apparel - 3.1%
1,703,000	Iconix Brand Group, Inc.	BB-	1.88%	06/30/2012	N/A	1,700,871
5,850,000	Iconix Brand Group, Inc.(a)	NR	2.50%	06/01/2016	N/A	5,616,000
						7,316,871
	Banks – 2.6%
2,300,000	BES Finance Ltd., Series BBDC (Portugal)	BBB –	1.63%	04/15/2013	N/A	2,006,750
EUR 2,800,000	Kreditanstalt fuer Wiederaufbau, Series DPW (Germany)	AAA	1.50%	07/30/2014	N/A	4,225,684
						6,232,434
	Biotechnology – 3.7%
1,600,000	Charles River Laboratories International, Inc.	BB+	2.25%	06/15/2013	N/A	1,584,000
5,150,000	Gilead Sciences, Inc.	A –	1.00%	05/01/2014	N/A	5,716,500
2,000,000	Illumina, Inc.(a)	NR	0.25%	03/15/2016	N/A	1,555,000
						8,855,500
	Chemicals – 0.2%
2,840,000	ShengdaTech, Inc.(a) (b) (c)	NR	6.50%	12/15/2015	N/A	430,127
	Coal – 2.6%
4,500,000	Alpha Appalachia Holdings, Inc.	BB –	3.25%	08/01/2015	N/A	4,213,125
2,034,000	Alpha Natural Resources, Inc.	B+	2.38%	04/15/2015	N/A	1,980,608
						6,193,733
	Computers – 8.0%
EUR 6,950,000	AtoS, Series ATO (France)	NR	2.50%	01/01/2016	N/A	5,010,308
EUR 5,492,000	Cap Gemini SA, Series CAP (France)	BBB –	3.50%	01/01/2014	N/A	2,993,046
1,800,000	EMC Corp., Series B	A –	1.75%	12/01/2013	N/A	2,873,250
EUR 7,500,000	Ingenico, Series ING (France)	NR	2.75%	01/01/2017	N/A	4,484,294
2,750,000	NetApp, Inc.	NR	1.75%	06/01/2013	N/A	3,788,125
						19,149,023
	Diversified Financial Services – 7.4%
GBP 2,500,000	Aberdeen Asset Management PLC, Series ADN (United Kingdom)	NR	3.50%	12/17/2014	N/A	4,674,839
1,400,000	Affiliated Managers Group, Inc.	BBB –	3.95%	08/15/2038	08/15/13 @ 100	1,524,250
4,025,000	Janus Capital Group, Inc.	BBB –	3.25%	07/15/2014	N/A	3,954,563
2,500,000	Newford Capital Ltd. (Bermuda)(d)	NR	0.00%	05/12/2016	N/A	2,255,423
HKD 34,770,000	Power Regal Group Ltd. (Hong Kong)	NR	2.25%	06/02/2014	N/A	5,286,025
						17,695,100
	Electrical Components & Equipment – 2.5%
6,150,000	General Cable Corp.	B+	0.88%	11/15/2013	N/A	5,850,187

See notes to financial statements.

Annual Report l October 31, 2011 l 11

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Engineering & Construction – 2.7%
2,725,000	Jaiprakash Associates Ltd. (India)(d)	NR	0.00%	09/12/2012	N/A	$3,453,938
3,000,000	Larsen & Toubro Ltd. (India)	NR	3.50%	10/22/2014	N/A	3,105,000
						6,558,938
	Forest Products & Paper – 0.5%
1,000,000	Rayonier TRS Holdings, Inc.	BBB+	3.75%	10/15/2012	N/A	1,198,750
	Health Care Products – 4.6%
6,175,000	Hologic, Inc.(e) (f)	BB+	2.00%	12/15/2037	12/15/13 @ 100	5,843,094
1,500,000	Hologic, Inc., Series 2010(e) (g)	BB+	2.00%	12/15/2037	12/15/16 @ 100	1,599,375
4,500,000	NuVasive, Inc.	NR	2.75%	07/01/2017	N/A	3,650,625
						11,093,094
	Health Care Services – 2.9%
2,000,000	AMERIGROUP Corp.	BB+	2.00%	05/15/2012	N/A	2,675,000
4,110,000	Lincare Holdings, Inc., Series B	NR	2.75%	11/01/2037	11/01/14 @ 100	4,346,325
						7,021,325
	Holding Companies –Diversified – 1.8%
EUR 2,800,000	Industrivarden AB, Series INDU (Sweden)	A	2.50%	02/27/2015	N/A	4,211,195
	Home Builders – 1.2%
681,000	DR Horton, Inc., Series DHI	BB –	2.00%	05/15/2014	N/A	752,505
2,000,000	Lennar Corp.(a)	B+	2.75%	12/15/2020	12/20/15 @ 100	2,062,500
						2,815,005
	Internet – 3.7%
4,000,000	Digital River, Inc.(a)	NR	2.00%	11/01/2030	11/01/15 @ 100	3,340,000
3,250,000	Symantec Corp., Series B	BBB	1.00%	06/15/2013	N/A	3,786,250
2,000,000	WebMD Health Corp.(a)	NR	2.50%	01/31/2018	N/A	1,767,500
						8,893,750
	Investment Companies – 2.2%
EUR 2,900,000	Aabar Investments PJSC, Series REGs (United Arab Emirates)	NR	4.00%	05/27/2016	N/A	3,849,549
1,300,000	Billion Express Investments Ltd. (Hong Kong)	NR	0.75%	10/18/2015	N/A	1,514,500
						5,364,049
	Iron & Steel – 3.2%
1,250,000	Allegheny Technologies, Inc.	BBB –	4.25%	06/01/2014	N/A	1,703,125
EUR 156,000	Arcelormittal, Series MT (Luxembourg)	BBB –	7.25%	04/01/2014	N/A	5,287,688
650,000	Steel Dynamics, Inc.	BB+	5.13%	06/15/2014	N/A	695,500
						7,686,313
	Leisure Time – 2.7%
GBP 4,600,000	TUI Travel PLC (United Kingdom)	NR	6.00%	10/05/2014	N/A	6,381,670
	Lodging – 2.4%
1,600,000	Gaylord Entertainment Co.(a)	NR	3.75%	10/01/2014	N/A	1,770,000
4,000,000	MGM Resorts International	CCC+	4.25%	04/15/2015	N/A	4,010,000
						5,780,000
	Media – 1.3%
4,000,000	Central European Media Enterprises Ltd. (Bermuda)	NR	5.00%	11/15/2015	N/A	3,055,000
	Metal Fabricate & Hardware – 1.8%
EUR 3,000,000	Kloeckner & Co. Financial Services SA, Series KCO (Germany)	B+	6.00%	06/09/2014	N/A	4,330,852

See notes to financial statements.

12 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Mining – 5.2%
3,550,000	AngloGold Ashanti Holdings Finance PLC (South Africa)(a)	NR	3.50%	05/22/2014	N/A	$4,109,125
4,300,000	Kinross Gold Corp. (Canada)	BBB –	1.75%	03/15/2028	03/20/13 @ 100	4,197,875
2,300,000	Vedanta Resources Jersey II Ltd. (United Kingdom)	BB	4.00%	03/30/2017	N/A	2,094,150
2,100,000	Vedanta Resources Jersey Ltd. (United Kingdom)	BB	5.50%	07/13/2016	N/A	1,940,400
						12,341,550
	Miscellaneous Manufacturing – 1.5%
3,625,000	Trinity Industries, Inc.	BB –	3.88%	06/01/2036	06/01/18 @ 100	3,480,000
	Oil & Gas – 8.2%
HKD 15,000,000	China Petroleum & Chemical Corp., Series SINO (China)(d)	NR	0.00%	04/24/2014	N/A	2,173,213
8,100,000	Lukoil International Finance BV (Russia)	BBB –	2.63%	06/16/2015	N/A	8,750,025
4,000,000	PetroBakken Energy Ltd., Series REGS (Canada)	NR	3.13%	02/08/2016	N/A	3,535,000
2,800,000	Petroplus Finance Ltd. (Bermuda)	B –	4.00%	10/16/2015	N/A	1,806,000
2,900,000	Premier Oil Finance Jersey Ltd., Series PMO (United Kingdom)	NR	2.88%	06/27/2014	N/A	3,223,350
						19,487,588
	Oil & Gas Services – 6.0%
1,650,000	Hornbeck Offshore Services, Inc.(e)	B+	1.63%	11/15/2026	11/15/13 @ 100	1,592,250
4,000,000	Petroleum Geo-Services ASA, Series PGS (Norway)	B+	2.70%	12/03/2012	N/A	3,870,000
3,700,000	Subsea 7 SA, Series ACY (Luxembourg)	NR	2.25%	10/11/2013	N/A	4,304,950
EUR 3,400,000	Technip SA, Series TEC (France)	BBB+	0.50%	01/01/2016	N/A	4,433,484
						14,200,684
	Packaging & Containers – 0.6%
1,600,000	Owens-Brockway Glass Container, Inc.(a)	BB	3.00%	06/01/2015	N/A	1,482,000
	Pharmaceuticals – 5.9%
1,625,000	Mylan, Inc.	BB	1.25%	03/15/2012	N/A	1,641,250
4,570,000	Salix Pharmaceuticals Ltd.	NR	2.75%	05/15/2015	N/A	4,764,225
JPY 275,000,000	Sawai Pharmaceutical Co. Ltd. (Japan)(d)	NR	0.00%	09/17/2015	N/A	3,679,304
3,500,000	Shire PLC, Series SHP (Channel Islands)	NR	2.75%	05/09/2014	N/A	4,035,500
						14,120,279
	Private Equity – 1.3%
EUR 3,757,500	Eurazeo, Series DANO (France)	NR	6.25%	06/10/2014	N/A	3,065,337
	Real Estate – 1.9%
EUR 900,000	IMMOFINANZ AG (Austria)	NR	4.25%	03/08/2018	N/A	4,532,958
	Real Estate Investment Trusts – 2.9%
AUD 3,300,000	Commonwealth Property Office Fund (Australia)	A –	5.25%	12/11/2016	N/A	3,370,244
2,865,000	Northstar Realty Finance LP(a)	NR	7.50%	03/15/2031	03/15/16 @ 100	2,438,831
1,000,000	SL Green Operating Partnership LP(a)	BB+	3.00%	10/15/2017	N/A	1,055,000
						6,864,075
	Retail – 3.3%
HKD 47,000,000	Hengdeli Holdings Ltd. (Cayman Islands)	NR	2.50%	10/20/2015	N/A	6,267,675
1,600,000	RadioShack Corp.(a)	Ba2	2.50%	08/01/2013	N/A	1,558,000
						7,825,675
	Semiconductors – 0.8%
2,000,000	Lam Research Corp.(a)	BB+	0.50%	05/15/2016	N/A	1,985,000
	Software – 1.2%
GBP 1,700,000	Misys PLC (United Kingdom)	NR	2.50%	11/22/2015	N/A	2,964,861

See notes to financial statements.
Annual Report l October 31, 2011 l 13

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Telecommunications – 8.7%
3,825,000	Alcatel-Lucent USA, Inc., Series B (France)	B	2.88%	06/15/2025	06/20/13 @ 100	$3,633,750
975,000	Arris Group, Inc.	NR	2.00%	11/15/2026	11/15/13 @ 100	998,766
GBP 5,900,000	Cable & Wireless Worldwide PLC (United Kingdom)	NR	5.75%	11/24/2014	N/A	8,689,915
2,000,000	Ciena Corp.(a)	NR	4.00%	03/15/2015	N/A	2,042,500
JPY 330,000,000	Softbank Corp. (Japan)	BBB –	1.50%	03/31/2013	N/A	5,384,677
						20,749,608
	Total Convertible Bonds – 113.7%
	(Cost $281,037,519)					271,394,103
	Corporate Bonds – 24.7%
	Advertising – 0.6%
1,250,000	Lamar Media Corp.	B+	7.88%	04/15/2018	04/15/14 @ 104	1,315,625
	Auto Manufacturers – 0.2%
500,000	Chrysler Group, LLC/CG Co –Issuer, Inc.(a)	B	8.25%	06/15/2021	06/15/16 @ 104	460,000
	Auto Parts & Equipment – 0.5%
1,250,000	Dana Holding Corp.	BB –	6.50%	02/15/2019	02/15/15 @ 103	1,265,625
	Banks – 0.4%
1,000,000	Capital One Capital V(h)	BB	10.25%	08/15/2039	N/A	1,041,250
	Chemicals – 1.7%
250,000	CF Industries, Inc.	BB+	6.88%	05/01/2018	N/A	285,625
500,000	Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC	CCC+	8.88%	02/01/2018	02/01/14 @ 104	496,250
2,300,000	Lyondell Chemical Co.	BB+	11.00%	05/01/2018	05/01/13 @ 100	2,573,125
875,000	Vertellus Specialties, Inc.(a)	B	9.38%	10/01/2015	04/01/13 @ 105	798,437
						4,153,437
	Coal – 0.2%
500,000	Alpha Natural Resources, Inc.	BB	6.25%	06/01/2021	06/01/16 @ 103	496,250
	Computers – 0.8%
1,600,000	Seagate Technology International (Cayman Islands)(a)	BBB	10.00%	05/01/2014	05/01/13 @ 105	1,828,000
	Diversified Financial Services - 2.7%
2,000,000	Ford Motor Credit Co., LLC	BB+	12.00%	05/15/2015	N/A	2,525,246
1,250,000	International Lease Finance Corp.	BBB –	8.25%	12/15/2020	N/A	1,296,875
500,000	Marfrig Holding Europe BV (Netherlands)(a)	B+	8.38%	05/09/2018	N/A	385,000
3,000,000	Textron Financial Corp.(a) (i)	B	6.00%	02/15/2067	02/15/17 @ 100	2,295,000
						6,502,121
	Food – 0.1%
250,000	Del Monte Foods Co.(a)	CCC+	7.63%	02/15/2019	02/15/14 @ 104	238,750
	Forest Products & Paper – 0.2%
500,000	AbitibiBowater, Inc.(a)	BB –	10.25%	10/15/2018	10/15/14 @ 105	550,000
	Health Care Services – 1.0%
2,500,000	Apria Healthcare Group, Inc.	BB+	11.25%	11/01/2014	11/01/12 @ 103	2,443,750
	Holding Companies -Diversified – 0.7%
1,500,000	Leucadia National Corp.(h)	BB+	8.13%	09/15/2015	N/A	1,627,500
	Household Products & Housewares – 0.7%
1,250,000	Reynolds Group Issuer, Inc.(a)	B –	9.88%	08/15/2019	08/15/15 @ 105	1,256,250
500,000	YCC Holdings LLC / Yankee Finance, Inc.	CCC+	10.25%	02/15/2016	02/15/12 @ 105	462,500
						1,718,750

See notes to financial statements.

14 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Insurance – 2.9%
2,500,000	AXA SA (France)(a) (i) (j)	BBB	6.38%	–	12/14/36 @ 100	$1,893,750
4,100,000	Liberty Mutual Group, Inc.(a) (i)	BB	10.75%	06/15/2058	06/15/38 @ 100	5,022,500
						6,916,250
	Iron & Steel – 0.2%
500,000	Edgen Murray Corp.	B –	12.25%	01/15/2015	01/15/13 @ 106	475,000
	Lodging – 1.3%
250,000	Caesars Entertainment Operating Co., Inc.	CCC	10.00%	12/15/2018	12/15/13 @ 105	189,688
1,250,000	Marina District Finance Co., Inc.	BB –	9.88%	08/15/2018	08/15/14 @ 105	1,240,625
1,428,000	Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.	BBB –	7.75%	08/15/2020	08/15/15 @ 104	1,577,940
						3,008,253
	Machinery-Diversified – 0.6%
1,250,000	Case New Holland, Inc.	BB+	7.88%	12/01/2017	N/A	1,415,625
	Media – 0.5%
1,000,000	Clear Channel Worldwide Holdings, Inc., Series B	B	9.25%	12/15/2017	12/15/12 @ 107	1,090,000
	Mining – 0.4%
500,000	FMG Resources August 2006 Pty Ltd. (Australia)(a)	B+	6.88%	02/01/2018	02/01/14 @ 105	482,500
500,000	FMG Resources August 2006 Pty Ltd. (Australia)(a)	B+	8.25%	11/01/2019	11/01/15 @ 104	507,500
						990,000
	Miscellaneous Manufacturing – 0.1%
100,000	JM Huber Corp.(a)	BB –	9.88%	11/01/2019	11/01/15 @ 105	102,000
	Oil & Gas – 0.6%
1,000,000	Alta Mesa Holdings, LP/Alta Mesa Finance Services Corp.	B	9.63%	10/15/2018	10/15/14 @ 105	935,000
500,000	Petrohawk Energy Corp.	BBB+	7.25%	08/15/2018	08/15/14 @ 104	575,000
						1,510,000
	Pharmaceuticals – 1.7%
3,325,000	Aptalis Pharma, Inc.	B	12.75%	03/01/2016	03/01/12 @ 106	3,541,125
500,000	Valeant Pharmaceuticals International(a)	BB	7.25%	07/15/2022	07/15/16 @ 104	495,000
						4,036,125
	Real Estate – 0.2%
500,000	Kennedy-Wilson, Inc.(a)	BB –	8.75%	04/01/2019	04/01/15 @ 104	492,500
	Retail – 1.0%
1,000,000	Rite AID Corp.	CCC	9.38%	12/15/2015	06/15/12 @ 102	945,000
1,250,000	Toys “R” Us Property Co. II, LLC	B+	8.50%	12/01/2017	12/01/13 @ 104	1,326,563
						2,271,563
	Software – 0.3%
250,000	Emdeon, Inc.(a)	Caa1	11.00%	12/31/2019	12/31/15 @ 106	261,250
500,000	First Data Corp.	B –	10.55%	09/24/2015	09/30/12 @ 103	487,500
						748,750
	Telecommunications – 4.7%
EUR 4,000,000	Alcatel-Lucent (France)	B	8.50%	01/15/2016	N/A	5,537,353
2,500,000	UPC Holding BV (Netherlands)(a)	B –	9.88%	04/15/2018	04/15/14 @ 105	2,731,250
2,000,000	Virgin Media Finance PLC (United Kingdom)	BB –	8.38%	10/15/2019	10/15/14 @ 104	2,235,000
EUR 500,000	Wind Acquisition Finance SA (Luxembourg)(a)	BB –	11.75%	07/15/2017	07/15/13 @ 106	697,400
						11,201,003
	Transportation – 0.4%
1,000,000	Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc. (Marshall Island)	BB –	8.88%	11/01/2017	11/01/13 @ 104	962,500
	Total Corporate Bonds – 24.7%
	(Cost $56,305,328)					58,860,627

See notes to financial statements.
Annual Report l October 31, 2011 l 15

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Principal					Optional Call
Amount~	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Term Loan – 0.4% (k)
1,000,000	Revel Entertainment	NR	9.00%	02/17/2017	N/A	$911,667
	(Cost $810,000)
Number
of Shares	Description	Rating*	Coupon	Maturity		Value
	Convertible Preferred Stocks – 20.8%
	Advertising – 1.2%
2,950	Interpublic Group of Cos., Inc., Series B(j)	B+	5.25%	–		2,766,362
	Auto Manufacturers – 0.7%
41,500	General Motors Co., Series B	B+	4.75%	12/01/2013		1,724,740
	Banks – 8.3%
3,994	Bank of America Corp., Series L (j)	BB+	7.25%	–		3,418,864
50,000	Citigroup, Inc.	NR	7.50%	12/15/2012		4,752,000
34,805	KeyCorp, Series A(j)	BB	7.75%	–		3,654,525
7,647	Wells Fargo & Co., Series L(h) (j)	A –	7.50%	–		8,076,379
						19,901,768
	Diversified Financial Services – 0.8%
200,000	Swift 2010 Mandatory Common Exchange Security Trust(a)	NR	6.00%	12/31/2013		1,922,760
	Electric – 0.7%
30,000	PPL Corp.	NR	9.50%	07/01/2013		1,705,500
	Hand & Machine Tools – 0.7%
15,000	Stanley Black & Decker, Inc.	BBB+	4.75%	11/17/2015		1,717,050
	Insurance – 2.5%
70,000	Hartford Financial Services Group, Inc., Series F	BB+	7.25%	04/01/2013		1,467,200
64,425	MetLife, Inc.	BBB –	5.00%	09/11/2013		4,375,102
						5,842,302
	Oil & Gas – 2.9%
40,000	Apache Corp., Series D	BBB+	6.00%	08/01/2013		2,252,000
20,000	Chesapeake Energy Corp.(j)	B+	5.00%	–		1,840,000
86,250	Goodrich Petroleum Corp., Series B(j)	NR	5.38%	–		2,932,500
						7,024,500
	Real Estate Investment Trusts – 3.0%
170,000	Alexandria Real Estate Equities, Series D (j)	NR	7.00%	–		4,097,000
60,000	Health Care REIT, Inc., Series I(j)	BB	6.50%	–		3,026,400
						7,123,400
	Total Convertible Preferred Stocks – 20.8%
	(Cost $47,616,362)					49,728,382
	Common Stocks – 4.2%
	Banks – 0.9%
60,000	JPMorgan Chase & Co.					2,085,600
	Mining – 0.3%
20,000	Freeport-McMoRan Copper & Gold, Inc.					805,200
	Miscellaneous Manufacturing – 1.8%
40,000	Siemens AG (Germany)					4,252,464
	Retail – 0.8%
4,800	Swatch Group AG (Switzerland)					2,048,324
	Semiconductors – 0.4%
25,000	Microchip Technology, Inc.					904,000

See notes to financial statements.

16 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Portfolio of Investments continued

Number
of Shares	Description	Value
	Total Common Stocks – 4.2%
	(Cost $9,581,395)	$10,095,588
	Exchange Traded Fund – 1.4%
100,000	Lyxor ETF Euro Stoxx 50 (France)	3,340,544
	(Cost $3,242,286)
	Total Long-Term Investments – 165.2%
	(Cost $398,592,890)	394,330,911
	Short-Term Investments – 5.2%
	Money Market – 5.2%
12,406,551	Goldman Sachs Financial Prime Obligations	12,406,551
	(Cost $12,406,551)
	Total Investments – 170.4%
	(Cost $ 410,999,441)	406,737,462
	Other Assets in excess of Liabilities - 0.8%	1,947,773
	Preferred Shares, at redemption value - (-71.2% of Net Assets Applicable to Common Shareholders or -41.8% of Total Investments)	(170,000,000)
	Net Assets Applicable to Common Shareholders - 100.0%	$238,685,235

AB - Stock Company

AG - Stock Corporation

ASA - Stock Company

BV - Limited Liability Company

LLC - Limited Liability Company

LP - Limited Partnership

N/A- Not Applicable

PLC - Public Limited Company

PJSC - Private Joint Stock Company

Pty - Propriety

SA - Corporation

ULC - Unlimited Liability Company

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.

~	The principal amount is denominated in U.S. Dollars unless otherwise noted.

*
Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates. All optional call provisions are unaudited.

(a)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011 these securities amounted to $53,631,430, which represents 22.5% of net assets applicable to common shares.

(b)	Non-income producing as security is in default.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $430,127 which represents 0.2% of net assets applicable to common shares.

(d)	Zero coupon bond.

(e)	Security is a “step-coupon” bond where the coupon increases or decreases at a predetermined date. At October 31, 2011, the rate shown reflects the rate in effect at the end of the reporting period.

(f)	Security becomes an accreting bond after December 15, 2013 with a 2.00% principal accretion rate.

(g)	Security becomes an accreting bond after December 15, 2016 with a 2.00% principal accretion rate.

(h)	All or a portion of these securities have been physically segregated in connection with forward exchange currency contracts. As of October 31, 2011, the total amount segregated was $3,724,900.

(i)	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(j)	Security is perpetual and, thus does not have a predetermined maturity date. The coupon rate shown is in effect as of October 31, 2011.

(k)
Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loan may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to secure approval from the Agent Bank and/or Borrower prior to the sale or disposition of the loan.

See notes to financial statements.

Annual Report l October 31, 2011 l 17

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Assets and Liabilities | October 31, 2011
Assets
Investments in securities, at value (cost $410,999,441)	$406,737,462
Securities sold receivable	11,680,026
Dividends and interest receivable	3,533,986
Restricted cash	2,217,724
Outstanding swap contracts, at value	153,551
Upfront premium paid on swap contracts	333,901
Foreign currency, at value (cost $158,524)	160,457
Tax claim receivable	10,356
Other assets	25,928
Total assets	424,853,391
Liabilities
Payable for securities purchased	12,959,447
Unrealized depreciation on forward exchange currency contracts	1,984,686
Upfront premium received on swap contracts	434,375
Investment management fee payable	202,050
Due to custodian	174,778
Investment advisory fee payable	134,700
Dividends payable - preferred shares	37,426
Administration fee payable	7,971
Accrued expenses and other liabilities	232,723
Total liabilities	16,168,156
Preferred Stock, at redemption value
Auction Market Preferred Shares $0.001 par value per share; 6,800 authorized,
issued and outstanding at $25,000 per share liquidation preference	170,000,000
Net Assets Applicable to Common Shareholders	$238,685,235
Composition of Net Assets Applicable to Common Shareholders
Common Stock, $0.001 par value per share;
unlimited number of shares authorized, 32,240,720 shares issued and outstanding	$32,241
Additional paid-in capital	560,273,284
Net unrealized depreciation on investments, swaps, and foreign currency translation	(6,223,228)
Accumulated net realized loss on investments, written options, swaps, futures and foreign currency transactions	(314,918,565)
Distributions in excess of net investment income	(478,497)
Net Assets Applicable to Common Shareholders	$238,685,235
Net Asset Value Applicable to Common Shareholders
(based on 32,240,720 common shares outstanding)	$7.40

See notes to financial statements.

18 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Operations | For the year ended October 31, 2011
Investment Income
Interest	$13,323,580
Dividends (net of foreign withholding taxes of $6,668)	6,509,316
Total income		$19,832,896
Expenses
Investment management fee	2,741,476
Investment advisory fee	1,827,651
Auction agent fee - preferred shares	243,621
Professional fees	225,410
Trustees’ fees and expenses	147,154
Administration fee	106,383
Fund accounting	103,829
Printing	102,685
Custodian	71,970
Insurance	55,972
NYSE listing fee	26,316
Rating agency fee	23,557
Transfer agent	19,144
Miscellaneous	25,889
Total expenses		5,721,057
Net investment income		14,111,839
Realized and Unrealized Gain (Loss) on Investments, Options, Swaps,
Futures Contracts, and Foreign Currency Transactions
Net realized loss on:
Investments		(1,977,473)
Written options		(503,035)
Swaps		(448,249)
Futures contracts		(506,554)
Foreign currency transactions		(3,273,071)
Change in net unrealized appreciation (depreciation) on:
Investments		(40,741,971)
Swaps		99,969
Foreign currency translation		1,821,692
Net realized and unrealized loss on investments, options, swaps, futures contracts,
and foreign currency transactions		(45,528,692)
Distributions to Preferred Shareholders from Net investment income		(2,513,285)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations		$(33,930,138)

See notes to financial statements.

Annual Report l October 31, 2011 l 19

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Statement of Changes in Net Assets
Applicable to Common Shareholders |
	For the	For the
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations:
Net investment income	$14,111,839	$17,549,903
Net realized gain (loss) on investments, written options, swaps, futures contracts and
foreign currency transactions	(6,708,382)	42,573,654
Net change in unrealized depreciation on investments, swaps, futures contracts,
and foreign currency translation	(38,820,310)	(3,796,684)
Distributions to Preferred Shareholders from:
Net investment income	(2,513,285)	(2,591,273)
Net increase (decrease) in net assets applicable to Common
Shareholders resulting from operations	(33,930,138)	53,735,600
Distributions to Common Shareholders:
From and in excess of net investment income	(11,119,461)	(25,436,059)
Return of capital	(14,543,319)	-
Total dividends and distributions to common shareholder	(25,662,780)	(25,436,059)
Capital Share Transactions:
Reinvestment of dividends applicable to common shareholders	1,222,389	2,167,394
Total increase (decrease) in net assets applicable to common shareholders	(58,370,529)	30,466,935
Net Assets Applicable to Common Shareholders
Beginning of period	297,055,764	266,588,829
End of period (including distributions in excess of net investment income/accumulated
undistributed net investment income ($478,497) and $2,819,637, respectively)	$238,685,235	$297,055,764

See notes to financial statements.

20 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Financial Highlights |
					For the Period
	For the	For the	For the	For the	May 29, 2007(a)
Per share operating performance	year ended	year ended	year ended	year ended	through
for a share of common stock outstanding throughout the period	October 31, 2011	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2007
Net asset value, beginning of period	$9.25	$8.37	$6.81	$19.37	$19.10	(b)
Income from investment operations
Net investment income (c)	0.44	0.55	0.58	1.10	0.42
Net realized and unrealized gain(loss) on investments, options, swaps,
futures contracts, and foreign currency transactions	(1.41)	1.21	1.90	(11.72)	0.44
Distributions to preferred shareholders from net investment income
(common share equivalent basis)	(0.08)	(0.08)	(0.09)	(0.24)	(0.04)
Total from investment operations	(1.05)	1.68	2.39	(10.86)	0.82
Common and preferred shares’ offering expenses charged to
paid-in-capital	–	–	–	–	(0.11)
Distributions to common shareholders
From and in excess of net investment income	(0.35)	(0.80)	(0.54)	(1.27)	(0.44)
Return of capital	(0.45)	-	(0.29)	(0.43)	–
Total dividends and distributions to common shareholders	(0.80)	(0.80)	(0.83)	(1.70)	(0.44)
Net asset value, end of period	$7.40	$9.25	$8.37	$6.81	$19.37
Market value, end of period	$6.87	$9.36	$7.33	$5.99	$16.75
Total investment return (d)
Net asset value	-12.43%	20.87%	38.26%	-60.31%	3.82%
Market value	-19.43%	39.98%	39.85%	-58.94%	-14.11%
Ratios and supplemental data
Net assets, applicable to Common Shareholders, end of period (thousands)	$238,685	$297,056	$266,589	$216,892	$617,126
Preferred shares, at redemption value ($25,000 per share liquidation
preference) (thousands)	$170,000	$170,000	$170,000	$170,000	$170,000
Preferred shares asset coverage per share (e)	$60,101	$68,685	$64,204	$56,955	$115,700
Ratios to Average Net Assets applicable to Common Shares:
Net Expenses, after balance credits	1.99%	1.99%	2.34%	1.68%	1.33	%(f)
Net Expenses, before balance credits	1.99%	1.99%	2.34%	1.68%	1.35	%(f)
Net Investment Income, after balance credits, prior to effect of dividends to
preferred shares	4.92%	6.19%	8.29%	7.47%	5.22	%(f)
Net Investment Income, before balance credits, prior to effect of dividends to
preferred shares	4.92%	6.19%	8.29%	7.47%	5.20	%(f)
Net Investment Income, after balance credits, after effect of dividends to
preferred shares	4.04%	5.27%	7.02%	5.86%	4.70	%(f)
Net Investment Income, before balance credits, after effect of dividends to
preferred shares	4.04%	5.27%	7.02%	5.86%	4.68	%(f)
Portfolio turnover rate	125%	125%	166%	118%	35%

(a)	Commencement of investment operations.
(b)	Before reimbursement of offering expenses charged to capital during the period.
(c)	Based on average shares outstanding during the period.
(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distri- butions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(e)	Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(f)	Annualized.

See notes to financial statements.

Annual Report l October 31, 2011 l 21

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Notes to Financial Statements | October 31, 2011

Note 1 – Organization:

Advent/Claymore Global Convertible Securities & Income Fund (the "Fund") was organized as a Delaware statutory trust on February 26, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s investment objective is to provide total return, through a combination of capital appreciation and current income. The Fund will pursue its investment objective by investing 80% of its assets in a diversified portfolio of convertible securities and non-convertible income-producing securities, each of U.S. and non-U.S. issuers.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments

Equity securities listed on an exchange are valued at the last reported sale price on the primary exchange on which they are traded. Equity securities traded on an exchange for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Equity securities not listed on a securities exchange or NASDAQ are valued at the mean of the closing bid and asked prices. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Exchange Traded funds are valued at the last sales price or official closing price on the exchange where the security is principally traded. The swaps are valued daily by independent pricing services or dealers using the mid price. Forward exchange currency contracts are valued daily at current exchange rates. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Exchange-traded options and notes are valued at the closing price, if traded that day. If not traded, they are valued at the mean of the bid and asked prices on the primary exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund values money market funds at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees (“Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one security to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

GAAP requires disclosure of fair valuation measurements as of each measurement date. In compliance with GAAP, the Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and summarized in the following fair value hierarchy:

Level 1 – quoted prices in active markets for identical securities

Level 2 – quoted prices in inactive markets or other significant observable inputs (e.g. quoted prices for similar securities; interest rates; prepayment speed; credit risk; yield curves)

Level 3 – significant unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair value)

Observable inputs are those based upon market data obtained from independent sources, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in

22 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following are certain inputs and techniques that are generally utilized to evaluate how to classify each major type of investment in accordance with GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in active markets where market quotations are readily available are categorized as Level 1. Equity securities traded in inactive markets and certain foreign equities are valued using inputs which include broker quotes, prices of securities closely related where the security held is not trading but the related security is trading, and evaluated price quotes received from independent pricing providers. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, prices of securities with comparable maturities and qualities, and closing prices of corresponding underlying securities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are valued by independent pricing providers who employ matrix pricing models utilizing various inputs such as market prices, broker quotes, and prices of securities with comparable maturities and qualities. To the extent that these inputs are observable, such securities are categorized as Level 2. To the extent that these inputs are unobservable, such securities are categorized as Level 3.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2011:

Annual Report l October 31, 2011 l 23

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
(value in $000s)
Assets:
Convertible Bonds:
Advertising	$–	$5,100	$–	$5,100
Aerospace & Defense	–	5,005	–	5,005
Agriculture	–	2,076	–	2,076
Apparel	–	7,317	–	7,317
Banks	–	6,232	–	6,232
Biotechnology	–	8,855	–	8,855
Chemicals	–	–	430	430
Coal	–	6,194	–	6,194
Computers	–	19,149	–	19,149
Diversified Financial Services	–	17,695	–	17,695
Electrical Components & Equipment	–	5,850	–	5,850
Engineering & Construction	–	6,559	–	6,559
Forest Products & Paper	–	1,199	–	1,199
Health Care Products	–	11,093	–	11,093
Health Care Services	–	7,021	–	7,021
Holding Companies-Diversified	–	4,211	–	4,211
Home Builders	–	2,815	–	2,815
Internet	–	8,894	–	8,894
Investment Companies	–	5,364	–	5,364
Iron & Steel	–	7,686	–	7,686
Leisure Time	–	6,382	–	6,382
Lodging	–	5,780	–	5,780
Media	–	3,055	–	3,055
Metal Fabricate & Hardware	–	4,331	–	4,331
Mining	–	12,342	–	12,342
Miscellaneous Manufacturing	–	3,480	–	3,480
Oil & Gas	–	19,488	–	19,488
Oil & Gas Services	–	14,201	–	14,201
Packaging & Containers	–	1,482	–	1,482
Pharmaceuticals	–	14,120	–	14,120
Private Equity	–	3,065	–	3,065
Real Estate	–	4,533	–	4,533
Real Estate Investment Trusts	–	6,864	–	6,864
Retail	–	7,826	–	7,826
Semiconductors	–	1,985	–	1,985
Software	–	2,965	–	2,965
Telecommunications	–	20,750	–	20,750
Corporate Bonds	–	58,861	–	58,861
Term Loan	–	912	–	912
Convertible Preferred Stocks:
Advertising	–	2,766	–	2,766
Auto Manufacturers	1,725	–	–	1,725
Banks	19,902	–	–	19,902
Diversified Financial Services	–	1,923	–	1,923
Electric	1,705	–	–	1,705
Hand & Machine Tools	1,717	–	–	1,717
Insurance	5,842	–	–	5,842
Oil & Gas	2,252	4,773	–	7,025
Real Estate Investment Trusts	3,026	4,097	–	7,123
Common Stocks	10,096	–	–	10,096
Exchange-Traded Fund	3,341	–	–	3,341
Money Market Fund	12,406	–	–	12,406
Credit Default Swap	–	487	–	487
Total	$62,012	$344,783	$430	$407,225
Liabilities:
Forward Exchange Currency Contracts	$–	$1,985	$–	$1,985
Credit Default Swap	–	434	–	434
Total	$–	$2,419	$–	$2,419

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

There were no transfers between levels.

The fair value estimates for ShengdaTech, Inc. were determined in good faith by the management pursuant to the valuation procedures established by management and approved by the Trustees. There were various factors considered in reaching fair value determination including, but not limited to, the type of security, public information obtained from the issuer and data provided by various brokers.

24 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

The following table presents the activity of the Fund’s investment measured at fair value using significant unobservable inputs (Level 3 valuation) for the year ended October 31, 2011.

Level 3 Holdings	Corporate Bonds
Beginning Balance at 10/31/10	$–
Net Realized Gain/Loss	–
Change in Unrealized Gain/Loss	(2,410	)*
Purchases	2,840
Sales	–
Transfers In	–
Transfers Out	–
Ending Balance at 10/31/11	$430

*Amount represents the change in unrealized gain (loss) for ShengdaTech, Inc. as of October 31, 2011.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes forward exchange currency contracts.

(d) Convertible Securities

The Fund invests in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(e) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation in the Fund’s Statement of Operations.

(f) Covered Call Options

The Fund will pursue its objective by employing an option strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio of the Fund. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and the liability is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written, at value, in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Annual Report l October 31, 2011 l 25

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

(g) Forward Exchange Currency Contracts

The Fund entered into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes. Forward exchange currency contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gain and losses are recorded, and included on the Statement of Operations

Forward exchange currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(h) Futures Contracts

The Fund uses futures contracts to hedge against market and other risks in the Fund’s portfolio. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Fluctuations in the value of open futures contracts are recorded for financial reporting purposes as unrealized appreciation or depreciation by the Fund.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk as well as to attempt to enhance return. The swaps are valued daily by independent pricing services or dealers using the mid price and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized upon periodic payments and ultimately upon the termination of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the other party (the “Counterparty”) to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions, according to the terms of the swap agreement

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Upfront premiums paid and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(j) Term Loans

Term loans in which the Fund typically invests are not listed on a securities exchange or board of trade. Term loans are typically bought and sold by institutional investors in individually negotiated transactions. The term loan market generally has fewer trades and less liquidity than the secondary market for other types of securities. Due to the nature of the term loan market, the actual settlement date may not be certain at the time of purchase or sale. Interest income on term loans is not accrued until settlement date. Typically, term loans are valued by independent pricing services using broker quotes.

(k) Risks and Other Considerations

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.

Concentration of Risk. It is the Fund’s policy to invest a significant portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

Credit Risk. Credit risk is the risk that one or more of the securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Interest Rate Risk. Convertible and nonconvertible income securities are subject to certain interest rate risks. If interest rates go up, the value of convertible and nonconvertible income securities in the Fund’s portfolio generally will decline. Also during periods of rising interest rates, the average life of certain types of securi-

26 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

ties may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Structured and Synthetic Convertible Securities Risk. The value of structured convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; and certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.

Financial Leverage Risk. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

(l) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term gains are distributed annually to common shareholders. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 7.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(m) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Adviser”) is in the process of assessing the impact of the updated standards on the Fund’s financial statements.

Note 3 – Investment Management and Advisory Agreements and other agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of Advent Capital Management, LLC (the “Investment Manager”), provides personnel and compensates the Trustees and Officers of the Fund who are its affiliates. As compensation for these services, the Fund pays the Adviser an annual fee, payable monthly in arrears, at an annual rate equal to 0.40% of the average Managed Assets during such month. Managed Assets means the total of assets of the Fund (including any assets attributable to any preferred shares to the use of financial leverage, if any) less the sum of accrued liabilities.

Pursuant to an Investment Management Agreement between the Investment Manager and the Fund, the Fund has agreed to pay the Investment Manager an annual fee, payable monthly in arrears, at an annual rate equal to 0.60% of the average Managed Assets during such month for the services and facilities provided by the Investment Manager to the Fund. These services include the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and investment research.

Annual Report l October 31, 2011 l 27

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Guggenheim Funds Investment Advisors, LLC provides fund administration services to the Fund. As compensation for its services performed under the Administration Agreement, Guggenheim Funds Investment Advisors, LLC receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser or Investment Manager. The Fund does not compensate its Officers or Trustees who are Officers of the aforementioned firms.

Note 4 – Federal Income Taxes:

The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund avoids a 4% federal excise tax that is assessed on the amount of the under distribution.

In order to present paid-in-capital in excess of par, distributions in excess of net investment income and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized gains or losses on investments. For the year ended October 31, 2011, the adjustments were to decrease paid-in capital in excess of par by $200,543, increase distributions in excess of net investment income by $3,777,227 and decrease accumulated net realized loss by $3,977,770 due to the difference in treatment for book and tax purposes of convertible bonds, convertible preferred securities, real estate investment trusts, and foreign currency.

At October 31, 2011, the cost and related gross unrealized appreciation and depreciation on investments for tax purposes, excluding swaps, written options, futures contracts, forward exchange currency contracts and foreign currency translations are as follows:

Net Tax
			Net Tax	Unrealized
Cost of			Unrealized	Appreciation
Investments	Gross Tax	Gross Tax	Depreciation	on Derivatives
for Tax	Unrealized	Unrealized	on	and Foreign
Purposes	Appreciation	Depreciation	Investments	Currency
$412,615,849	$14,696,792	$(20,575,179)	$(5,878,387)	$23,437
As of October 31, 2011, the components of accumulated earnings/(loss) (excluding paid-in-capital) on a tax basis were as follows:
			Undistributed	Undistributed
			Ordinary	Long-Term
			Income/	Gains/
			(Accumulated	(Accumulated
			Ordinary Loss)	Capital Loss)
			$ –	$(313,624,710)

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales, additional income accrued for tax purposes on certain convertible securities and swaps.

At October 31, 2011, for federal income tax purposes, the Fund had a capital loss carryforward of $313,624,710 available to offset possible future capital gains. Of the capital loss carryforward, $155,887,528 expires on October 31, 2016, $155,338,152 expires on October 31, 2017, and $2,399,030 expires on October 31, 2019.

For the year ended October 31, 2011 and October 31, 2010, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, of $13,632,746 and $28,027,332 was ordinary income and $14,543,319 and $0, was return of capital, respectively.

28 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to Regulated Investment Companies, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses. Rules in effect previously limit the carryforward period to eight years and all losses were carried forward as short-term. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryfor-wards available as of the report date, if any, may expire unused.

Note 5 – Investments in Securities:

For the year ended October 31, 2011, purchases and sales of investments, other than short-term securities, were $553,049,581 and $565,468,248 respectively.

Note 6 – Derivatives:

(a) Covered Call Options

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts for the year ended October 31, 2011.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	–	$–
Options written during the period	24,625	4,612,102
Options expired during the period	(125)	(10,587)
Options closed during the period	(24,500)	(4,601,515)
Options assigned during the period	–	–
Options outstanding, end of period	–	$–

(b) Forward Exchange Currency Contracts

A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Risk may arise from the potential inability of a Counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

Annual Report l October 31, 2011 l 29

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

At October 31, 2011, the following forward exchange currency contracts were outstanding:
					Value at	Net Unrealized
Contracts to Sell		Counterparty	Settlement Date	Settlement Value	10/31/2011	Depreciation
AUD	4,900,000
for USD	4,947,531	The Bank of New York Mellon	12/16/2011	$4,947,531	$5,169,290	$(221,759)
EUR	42,000,000
for USD	57,449,280	The Bank of New York Mellon	12/16/2011	57,449,280	58,558,611	(1,109,331)
GBP	18,000,000
for USD	28,385,820	The Bank of New York Mellon	12/16/2011	28,385,820	29,039,416	(653,596)
Total unrealized depreciation for forward exchange currency contracts						$(1,984,686)

(c) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the Counterparty based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each Counterparty, typically contain provisions allowing, absent other considerations, a Counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund does not meet certain collateral requirements or the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. With respect to certain counterparties, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Statement of Assets and Liabilities in Restricted Cash. Collateral pledged by the Fund is segregated by the Fund’s custodian and is identified in the Fund’s Portfolio of Investments. Collateral can be in the form of cash or securities as agreed to by the Fund and the applicable Counterparty. Collateral requirements are determined based on the Fund’s net position with each Counterparty. The ISDA agreements also contain provisions, absent other conditions, for the Fund to exercise rights, to the extent not otherwise waived, against counterparties (i.e. decline in a Counterparty’s credit rating below a specified level). Such rights for both the Counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the Counterparty, which could have an adverse effect on the Fund. The ISDA agreements with certain counterparties allow the Fund and Counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into credit default swap agreements during the year ended October 31, 2011 to potentially enhance return. Details of the swap agreements outstanding as of October 31, 2011 are as follows:

Credit Default Swap Agreements:
							Upfront
				Implied Credit	Notional	Paying/	Premium	Unrealized
		Buy/Sell	Termination	Spread at	Amount	(Receiving)	Received	Appreciation/
Counterparty	Reference Entity	Protection	Date	October 31, 2011(1)	(000)	Fixed Rate	(Paid)	(Depreciation)
JP Morgan Securities	Metro AG	Buy	12/20/2016	2.10%	EUR 4,000	1.00%	$(287,016)	$(38,507)
JP Morgan Securities	PPG Industries, Inc.	Buy	12/20/2016	0.87%	$3,915	1.00%	(46,885)	(70,160)
JP Morgan Securities	CDX17 High Yield	Sell	12/20/2016	6.50%	$(5,000)	(5.00%)	434,375	161,744
							$100,474	$53,077

(1) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

30 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

Upfront premiums and unrealized appreciation/(depreciation) on swaps result in outstanding swap contracts, at value, on the Statement of Assets and Liabilities. The Fund pays the fixed rate on the swaps for which it is buying protection, and the Fund receives the fixed rate on the swap for which it is selling protection. The Fund’s maximum exposure on written credit default swaps is $5,000,000 and the collateral posted is $1,710,186.

(d) Futures Contracts

A futures contract is an agreement to buy or sell a specified underlying security for a fixed price at a future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit with the broker an amount of cash or securities equal to a specified percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. During the period the futures contracts is open, changes in the value of the contract are recorded as unrealized gain (loss) on the Statement of Operations. When the futures contract is closed or expired, the Fund records a realized gain (loss) on the Statement of Operations.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

At October 31, 2011, there were no futures contracts outstanding.

(e) Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of October 31, 2011.

Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(amounts in thousands)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on forward exchange		Unrealized depreciation on forward exchange
	currency contracts	$–	currency contracts	$1,985
Credit risk	Outstanding swap contracts, at value, including		Upfront premium received on
	upfront premium paid on swap contracts	487	swap contracts	$434
Total		$487		$2,419

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the year ended October 31, 2011.

Effect of Derivative Instruments on the Statement of Operations:
(amount in thousands)

Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps	Written Options	Foreign Currency Transactions	Futures Contracts	Total
Credit risk	$(448)	$–	$–	$–	$(448)
Equity risk	–	(503)	–	–	(503)
Foreign exchange risk	–	–	(3,273)	–	(3,273)
Interest rate risk	–	–	–	(507)	(507)
Total	$(448)	$(503)	$(3,273)	$(507)	$(4,731)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Swaps		Foreign Currency Translation	Total
Credit risk	$100		$–	$100
Foreign exchange risk	–		1,822	1,822
Total	$100		$1,822	$1,922

Annual Report l October 31, 2011 l 31

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

Derivative Volume
Forward Exchange Currency Contracts:
Average Settlement Value Purchased	$ 2,857,418
Average Settlement Value Sold	$ 7,211,990
Ending Settlement Value Purchased	$ –
Ending Settlement Value Sold	$ 90,782,631

Swaps:

The Fund increased the volume of activity in swaps during the year ended October 31, 2011 with an average notional balance of approximately $1,509,973 during the year ended October 31, 2011 and an ending notional balance of $12,915,000.

Futures Contracts:

The Fund entered into futures contracts during the year ended October 31, 2011. As of October 31, 2011, there were no futures contracts outstanding. The average number of futures contracts held during the fiscal year ended October 31, 2011 was approximately 32 contracts, which was indicative of the volume of activity during the reporting period.

As of October 31, 2011, the Fund had a net liability position of $1,931,609 on derivative contracts and collateral posted is $3,724,900.

Note 7 – Capital:

Common Shares

The Fund has an unlimited number of common shares, $0.001 par value, authorized and 32,240,720 issued and outstanding.

Transactions in common shares were as follows:
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
Beginning Shares	32,111,474	31,867,616
Shares issued through dividend reinvestment	129,246	243,858
Ending Shares	32,240,720	32,111,474

Preferred Shares

On June 12, 2007, the Fund’s Trustees authorized the issuance of Preferred Shares, as part of the Fund’s leverage strategy. Preferred Shares issued by the Fund have seniority over the common shares.

On September 14, 2007, the Fund issued 3,400 shares of Preferred Shares Series T7 and 3,400 shares of Preferred Shares Series W7, each with a liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at a rate set through an auction process and are paid monthly. Distributions of net realized capital gains, if any, are made annually. The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the LIBOR Rate for a dividend period of fewer than 365 days. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%. Distributions of net realized gains, if any, are made annually.

For the year ended October 31, 2011, the annualized dividend rates ranged from:

	High	Low	At October 31, 2011
Series T7	1.51%	1.41%	1.44%
Series W7	1.51%	1.41%	1.44%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

32 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Notes to Financial Statements continued

Note 8 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Subsequent Events:

Subsequent to October 31, 2011, the Fund declared on November 1, 2011, a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on November 30, 2011 to shareholders of record on November 15, 2011.

On December 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.0664 per common share. The dividend is payable on December 30, 2011 to shareholders of record on December 15, 2011.

On December 6, 2011, the Fund issued a press release noting certain changes to the Fund’s non-fundamental investment policies as well as noting an anticipated change to the Fund’s name to Advent Claymore Convertible Securities and Income Fund II. In conjunction with certain of the changes, it was further noted the Fund’s name would change at least 60 days after the Fund provides written notice to shareholders. The Fund believes this should occur on or about February 28, 2012.

The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

Annual Report l October 31, 2011 l 33

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of

the Advent/Claymore Global Convertible Securities & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Advent/Claymore Global Convertible Securities & Income Fund (the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 29, 2007 (commencement of investment operations) through October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2011

34 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $3,451,654 was received by the Fund through October 31, 2011. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders $2,204,687 of investment income (dividend income plus short-term gains, if any) qualified for dividends-received deduction.

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on October 25, 2011. At this meeting, shareholders voted on the election of Trustees.

With regard to the election of the following Class III Trustees by common and preferred shareholder of the Fund:

		# of Shares
	In Favor	Against	Withheld
Daniel L. Black	28,492,531	952,270	441,379

With regard to the election of the following Trustees by preferred shareholder of the Fund:
		# of Shares
	In Favor	Against	Withheld
Michael A. Smart	1,520	0	0

The other Trustees of the Fund whose terms did not expire in 2011 are Randall C. Barnes, Tracy V. Maitland, Derek Medina, Ronald A. Nyberg and Gerald L. Seizert.

Trustees

The Trustees of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

Number of
Funds in
Name, Address,	Term of		Fund
Year of	Office* and	Principal Occupations During	Complex**
Birth and Position(s)	Length of	the Past Five Years and	Overseen	Other Directorships
Held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Daniel Black+	Since 2007	Managing Partner, the Wicks Group of Cos., LLC (2003-present). Formerly, Managing	3	Director of Penn Foster
Year of birth: 1960		Director and Co-head of the Merchant Banking Group at BNY Capital Markets, a		Education Group, Inc.
Trustee		division of The Bank of New York Co., Inc. (1998-2003).
Randall C. Barnes++	Since 2007	Private Investor (2001-present). Formerly, Senior Vice President, Treasurer,	56	None.
Year of birth: 1951		PepsiCo, Inc.(1993-1997), President, Pizza Hut International (1991-1993) and Senior
Trustee		Vice President, Strategic Planning and New Business Development (1987-1990)
of PepsiCo, Inc. (1987-1997).
Derek Medina+		Senior Vice President, Business Affairs at ABC News (2008-present), Vice President,	3	Director of Young Scholar’s
Year of birth: 1966		Business Affairs and News Planning at ABC News (2003-present). Formerly, Executive		Institute.
Trustee		Director, Office of the President at ABC News (2000-2003). Former Associate at Cleary
Gottlieb Steen & Hamilton (law firm) (1995-1998). Former associate in Corporate
Finance at J.P. Morgan/ Morgan Guaranty (1988-1990).
Ronald A. Nyberg++	Since 2007	Partner of Nyberg & Cassioppi, LLC., a law firm specializing in corporate law, estate	58	None.
Year of birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice President,
Trustee		General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Gerald L. Seizert, CFP+	Since 2007	Chief Executive Officer of Seizert Capital Partners, LLC, where he directs the equity	3	Former Director of Loomis,
Year of birth: 1952		disciplines of the firm and serves as a co-manager of the firm’s hedge fund, Proper		Sayles and Co.,L.P.
Trustee		Associates, LLC (2000-present). Formerly, Co-Chief Executive (1998-1999) and a
Managing Partner and Chief Investment Officer-Equities of Munder Capital Management,
LLC (1995-1999). Former Vice President and Portfolio Manager of Loomis, Sayles &
Co., L.P. (asset manager) (1984-1995). Former Vice President and Portfolio Manager
at First of America Bank (1978-1984).
Michael A. Smart+		Managing Partner, Cordova, Smart & Williams, LLC, Advisor First Atlantic Capital Ltd.,	3	Director, Country Pure Foods.
Year of birth: 1960		(2001-present). Formerly, a Managing Director in Investment Banking-The Private		Chairman, Board of Directors,
Trustee		Equity Group (1995-2001) and a Vice President in Investment Banking-Corporate		Berkshire Blanket, Inc. President
		Finance (1992-1995) at Merrill Lynch & Co. Founding Partner of The Carpediem Group,		and Chairman, Board of Directors,
		(1991-1992). Associate at Dillon, Read and Co. (investment bank) (1988-1990).		Sqwincher Holdings. Director, Sprint
Industrial Holdings. Co-chairman,
Board of Directors, H2O Plus.

Annual Report l October 31, 2011 l 35

AGC l Advent/Claymore Global Convertible Securities & Income Fund l Supplemental Information (unaudited) continued

Number of
Funds in
Name, Address,	Term of		Fund
Year of Birth	Office* and	Principal Occupations During	Complex**
and Position(s) Held	Length of	the Past Five Years and	Overseen	Other Directorships
with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Interested Trustees:
Tracy V. Maitland+†	Since 2007	President of Advent Capital Management, LLC, which he founded in 1995.	3	None.
Year of birth: 1960		Prior to June, 2001, President of Advent Capital Management, a division of
Trustee, President and		Utendahl Capital.
Chief Executive Officer

+ Address for all Trustees noted: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

++ Address for all Trustees noted: 2455 Corporate West Drive, Lisle, IL 60532

* After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
   - Messrs. Seizert, Medina and Barnes, as Class I Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.
   - Mr. Black, as a Class II Trustees, is expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
   - Messrs. Maitland and Nyberg, as Class III Trustees, are expected to stand for re-election at the Fund’s 2012 annual meeting of shareholders.
   - Mr. Smart, as a holdover Class II Trustee, is expected to stand for re-election again at the Fund’s 2012 annual meeting of shareholders.

** The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

† Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Manager.

Officers

The Officers of the Advent/Claymore Global Convertible Securities & Income Fund and their principal occupations during the past five years:

Name, Address*,	Term of Office**
Year of Birth and	and Length of	Principal Occupations During the Past Five Years
Position(s) Held with Registrant	Time Served	and Other Affiliations
Officers:
F. Barry Nelson	Since 2007	Co-Portfolio Manager at Advent Capital Management, LLC (2001- present). Prior to June 2001, Mr. Nelson held the same position at Advent Capital
Year of birth: 1943		Management, a division of Utendahl Capital.
Vice President and
Assistant Secretary
Robert White	Since 2007	Chief Financial Officer, Advent Capital Management, LLC (2005-present). Previously, Vice President, Client Service Manager, Goldman Sachs Prime
Year of birth: 1965		Brokerage (1997-2005).
Treasurer and
Chief Financial Officer
Robert Schwartz	Since 2011	General Counsel and Chief Compliance Officer of Advent Capital Management, LLC (June 2011-present). Previously, Managing Director, Nomura
Year of birth: 1955		Corporate Research and Asset Management, Inc. (2001-2011).
Secretary and
Chief Compliance Officer

* Address for all Officers: 1271 Avenue of the Americas, 45th Floor, New York, NY 10020.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

36 l Annual Report l October 31, 2011

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866)488-3559.

Annual Report l October 31, 2011 l 37

This Page Intentionally Left Blank.

AGC l Advent/Claymore Global Convertible Securities & Income Fund l

Fund Information |

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	Tracy V. Maitland	Advent Capital Management, LLC
	President and Chief Executive Officer	New York, New York
Daniel Black
	F. Barry Nelson	Investment Adviser and
Tracy V. Maitland*, Chairman	Vice President and Assistant Secretary	Administrator
Guggenheim Funds Investment
Derek Medina	Robert White	Advisors, LLC
	Treasurer and Chief Financial Officer	Lisle, Illinois
Ronald A. Nyberg
	Robert Schwartz	Custodian and
Gerald L. Seizert	Secretary and Chief Compliance Officer	Transfer Agent
The Bank of New York Mellon
Michael A. Smart		New York, New York

* Trustee is an “interested person” of the Fund as defined in		Preferred Stock-
the Investment Company Act of 1940, as amended.		Dividend Paying Agent
The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
New York, New York

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent/Claymore Global Convertible Securities & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Advent/Claymore Global Convertible Securities & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866)274-2227, by visiting Guggenheim Funds website at www.guggenheimfunds.com/agc or by accessing the Funds Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Funds website at www.guggenheimfunds.com/agc. The Funds Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common and preferred stock in the open market or in private transactions.

Annual Report l October 31, 2011 l 39

AGC l Advent/Claymore Global Convertible Securities & Income Fund

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. The Fund Manager seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that the Fund Manager believes have stable-to-improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Guggenheim Funds Distributors, Inc. 2455 Corporate West Dr
Advent Capital Management, LLC 1271 Avenue of the Americas New York, New York 10020	Lisle, IL 60532 Member FINRA/SIPC
(12/11)

CEF-AGC-AR-1011

* Please note, two non-material changes were made to typographical errors that occured on pages 3 and 5 of the shareholder report, incorrectly listing the Fund's new name. The Fund's new name was correctly printed in Note 9 to the financial statements on page 33 as "Advent Claymore Convertible Securities and Income Fund II."

Item 2.    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

(2)	Not applicable.

(3)	Not applicable.

Item 3.    Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee (the “Audit Committee”), each of whom is an "independent" Trustee, as defined in Item 3 of Form N-CSR: Randall C. Barnes, Daniel L. Black, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

Mr. Black qualifies as an audit committee financial expert by virtue of his experience obtained as a partner of a private equity firm, which includes review and analysis of audited and unaudited financial statements using generally accepted accounting principles (“GAAP”) to show accounting estimates, accruals and reserves.

Mr. Medina qualifies as an audit committee financial expert by virtue of his experience obtained as a Senior Vice President, Business Affairs of ABC News and as a former associate in Corporate Finance at J.P. Morgan/Morgan Guaranty, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Nyberg qualifies as an audit committee financial expert by virtue of his experience obtained as an Executive Vice President, General Counsel and Secretary of Van Kampen Investments, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Seizert qualifies as an audit committee financial expert by virtue of his experience obtained as the chief executive officer and portfolio manager of an asset management company, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

Mr. Smart qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner of a private equity firm and a former Vice President at Merrill Lynch & Co, which includes review and analysis of audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.    Principal Accountant Fees and Services.

(a)           Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $98,600 and $95,591 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

(b)           Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements, and are not reported under paragraph 4(a) of this Item, were $16,700 and $16,700 for the fiscal years ended October 31, 2011 and October 31, 2010, respectively. These services were performed for agreed upon procedures associated with the registrant’s Auction Market Preferred Shares.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c)           Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $16,500 and $16,500 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)           All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in Items 4(a) and 4(c) of this Item were $80,110 and $0 for the fiscal years ended October 31, 2011 and October 31, 2010, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures:

(1) In accordance with Rule 2-01(c)(7) of Regulation S-X, the Audit Committee pre-approves all of the Audit and Tax  Fees of the registrant.  All of the services described in Items 4(b) through 4(d) above were approved by the Audit Committee in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the registrant’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves the services to be provided by the independent auditors without having to obtain specific pre-approval from the Audit Committee. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the registrant.

AUDIT COMMITTEE PRE-APPROVAL POLICY
OF
ADVENT/CLAYMORE GLOBAL CONVERTIBLE SECURITIES & INCOME FUND

Statement of Principles

The Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of Advent/Claymore Global Convertible Securities & Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence.  Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

This Policy and the appendices to this Policy describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy.  The appendices hereto sometimes are referred to herein as the "Service Pre-Approval Documents".  The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  At its June meeting of each calendar year, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee.  The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.  The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Delegation

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman").  The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto.  Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority.  This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both.  The Audit Committee expects pre-approval of Covered Services by the Chairman pursuant to this delegated authority to be the exception rather than the rule and may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Pre-Approved Fee Levels

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents.  Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit Services

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related Services

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor.  Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Tax Services

The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other Services

All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Procedures

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.  A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(2)           None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $113,310 and $33,200 for the fiscal years ended October 31, 2011, and October 31, 2010, respectively.

 (h)           Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)  The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The audit committee of the registrant is composed of: Daniel L. Black, Randall C. Barnes, Derek M. Medina, Ronald A. Nyberg, Gerald L. Seizert and Michael A. Smart.

(b)  Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment manager, Advent Capital Management, LLC (the "Manager").  The Manager’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Paul Latronica and Hart Woodson (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.  The following provides information regarding the Portfolio Managers as of October 31, 2011:

Name	Since	Professional Experience

Paul Latronica	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC. He has been associated with Advent Capital Management for more than seven years.
Hart Woodson	2007 (Inception)	Portfolio Manager at Advent Capital Management, LLC since March 2007. He was previously a Senior Vice President at GAMCO Investments, Inc. from 1994-2007.

(a) (2) (i-iii)  Other accounts managed.     The following summarizes information regarding each of the other accounts managed by the Portfolio Managers as of October 31, 2011:

Paul Latronica

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$819,574,192	0	$0
Other pooled investment vehicles	5	$390,574,833	1	$200,554,504
Other accounts	45	$1,806,615,385	1	$110,486,640

Hart Woodson

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	$369,040,909	1	$200,554,504
Other accounts	8	$732,264,966	2	$279,344,887

(a) (2) (iv)    Conflicts of Interest.    If another account of the Portfolio Managers has investment objectives and policies that are similar to those of the registrant, the Portfolio Managers will allocate orders pro-rata among the registrant and such other accounts, or, if the Portfolio Managers deviate from this policy, the Portfolio Managers will allocate orders such that all accounts (including the registrant) receive fair and equitable treatment.

(a) (3)           Compensation Structure. The salaries of the Portfolio Managers are fixed at an industry-appropriate amount and generally reviewed annually. In addition, a discretionary bonus may be awarded to the Portfolio Managers, if appropriate.  Bonuses are generally considered on an annual basis and based upon a variety of factors, including, but not limited to, the overall success of the firm, an individual's responsibility and his/her performance versus expectations. The bonus is determined by senior management at Advent Capital Management, LLC.  Compensation is based on the entire employment relationship and not based solely on the performance of the registrant or any other single account or type of account.  In addition, all Advent Capital Management, LLC employees are also eligible to participate in a 401(k) plan.

(a) (4)           Securities ownership.    The following table discloses the dollar range of equity securities of the registrant beneficially owned by each of the Portfolio Managers as of October 31, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund

Paul Latronica	$1-$10,000
Hart Woodson	$10,001-$50,000

(b) Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)  Not applicable.

(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent/Claymore Global Convertible Securities & Income Fund

By:           /s/Tracy V. Maitland

Name:     Tracy V. Maitland

Title:       President and Chief Executive Officer

Date:       January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/Tracy V. Maitland

Name:     Tracy V. Maitland

Title:       President and Chief Executive Officer

Date:       January 9, 2012

By:         /s/Robert White

Name:     Robert White

Title:       Treasurer and Chief Financial Officer

Date:        January 9, 2012